                                7TH LEVEL, INC.

               AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 7th Level, Inc. Employee Stock Purchase Plan.

     1.  Purpose.  The purpose of the Plan is to provide employees of the
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Company and its Designated Subsidiaries with an opportunity to purchase Common
Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code (as defined herein). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.
         -----------

         (a) "Board" shall mean the Board of Directors of the Company.
              -----

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
              ----

         (c) "Committee" shall mean the Committee appointed by the Board to
              ---------
administer the Plan, which committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), or, if no committee is appointed, the Board.

         (d) "Common Stock" shall mean the Common Stock, $.01 par value per
              ------------
share, of the Company.

         (e) "Company" shall mean 7th Level, Inc., a Delaware corporation.
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         (f) "Compensation" shall mean all gross earnings and commissions,
              ------------
inclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses or other compensation.

         (g) "Continuous Status as an Employee" shall mean the absence of any
              --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (h) "Designated Subsidiaries" shall mean the Subsidiaries which have
              -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (i) "Employee" shall mean any person, including an officer, who is
              --------
customarily employed for at least twenty (20) hours per week and for more than five (5) months in the calendar year by the Company or one of its Designated Subsidiaries.

         (j) "Enrollment Date" shall mean the first day of each Offering Period.
              ---------------

         (k) "Exercise Date" shall mean the first paydate coincident with or
              -------------
immediately following May 15 and the first paydate coincident with or immediately following November 15 of each year within an Offering Period.

         (l) "Exercise Period" shall mean, with respect to the first Exercise
              ---------------
Period contained in the first Offering Period commencing in accordance with the Plan following the adoption of the Plan by the Board, the period commencing on the first Enrollment Date and ending on the first Exercise Date; and with respect to all other Exercise

Periods, the term "Exercise Period" shall mean the six month period commencing one (1) day after one Exercise Date and ending with the next Exercise Date.

         (m) "Offering Period" shall mean a period of twenty four (24) months
              ---------------
(or shorter period for the first Offering Period) during which an option granted pursuant to the Plan may be exercised, as provided in paragraph 4.

         (n) "Plan" shall mean the 7th Level, Inc. Amended and Restated Employee
              ----
Stock Purchase Plan.

         (o) "Subsidiary" shall mean a corporation, domestic or foreign, of
              ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.  Eligibility.
         -----------

         (a) General Rule.  Any Employee, who shall be employed by the Company
             ------------
or Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

         (b) Exceptions.  Any provisions of the Plan to the contrary
             ----------
notwithstanding, no Employee shall be granted an option under the Plan if:

             (i) Immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or

            (ii) Such option would permit such Employee's right to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offering Periods.  The Plan shall be implemented by Offering Periods,
         ----------------
with the first Offering Period beginning on the day of the closing of the initial public offering of the Company's Common Stock pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission and continuing until the fourth Exercise Date following this initial Enrollment Date. The Board shall have the power to change the duration of the Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Absent action by the Board, each subsequent Offering Period shall be for a period of approximately twenty-four
(24) months (ending on the fourth Exercise Date following the commencement of the Offering Period) and shall commence one (1) day after the first paydate coincident with or immediately following May 15 and November 15 of each year. Notwithstanding anything to the contrary contained herein, no Offering Period shall have a duration that is longer than is permitted under Section 423(b)(7)(B) of the Code.

     5.  Participation.
         -------------

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions, in a form substantially similar to Exhibit A attached to the Plan, and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     6.  Payroll Deductions.
         ------------------

         (a) At the time a participant files his or her subscription agreement, such participant shall elect to have payroll deductions made on each paydate during the Offering Period at the rate not to exceed ten percent (10%) of the Compensation which he or she receives on each paydate during the Offering Period, provided that the aggregate amount of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. An eligible Employee may participate in only one Offering Period at a time. The Committee or its designee shall determine whether the amount to be deducted from each paycheck is to be designated as a specific dollar amount, or as a percentage of eligible Compensation being paid on such day, or as either.

         (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his or her payroll deductions during the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the rate of payroll deductions. The change in rate shall be effective no later than fifteen (15) days following the Company's receipt of the new authorization.

     7.  Grant of Option.
         ---------------

         (a) On the Enrollment Date of each Offering Period, each participant in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of whole shares of the Company's Common Stock determined by dividing the participant's payroll deductions accumulated during each respective Exercise Period during such Offering Period and prior to such Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date, provided that the number of shares subject to such option shall be reduced, if necessary, to a number of shares which would not exceed the limitations described in Section 3(b) or
Section 12(a) hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

         (b) The exercise price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Enrollment Date, or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Committee in its discretion; provided however, in the event the Common Stock is listed on a stock exchange or traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, the fair market value per share of Common Stock on any given date shall be determined by the Committee in any manner that is reasonably based on the last reported sale price of the Common Stock on such exchange or on the NASDAQ National Market System as of such date.

     8.  Exercise of Option.  The participant's option for the purchase of
         ------------------
shares will be exercised automatically on each Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for such participant at the applicable exercise price with the payroll deductions accumulated in his or her account, unless prior to such Exercise Date the participant has withdrawn from the Offering Period or from an Exercise Period as provided in paragraph 10. During a participant's lifetime a participant's option to purchase shares hereunder is exercisable only by such participant.

     9.  Delivery.  As promptly as practicable after each Exercise Date the
         --------
Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date in such Offering Period, unless the Offering Period has been over-subscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the participant.

     10. Withdrawal; Termination of Employment.
         -------------------------------------

         (a) A participant may withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used toward the exercise of his or her option under the Plan at any time by giving written notice to the Company on a form substantially similar to Exhibit B attached to this Plan. Such notice shall state whether the participant is only withdrawing from the applicable Exercise Period or entirely from the Offering Period. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of his or her notice of withdrawal and his or her option for the current Exercise Period or Offering Period (as specified in the notice) will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during the Exercise Period or Offering Period (as specified in the notice). If a participant withdraws from an Exercise Period, payroll deductions will not resume within the same Offering Period unless written notice, in substantially the form of Exhibit C attached to this Plan, is delivered to the Company during the open enrollment period preceding the commencement of an Exercise Period within the same Offering Period which directs the Company to resume payroll deductions.

         (b) Upon termination of the participant's Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and his or her option will be canceled; provided, however, that a participant who goes on a leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such leave of absence. If such participant is not guaranteed reemployment by contract or statute and the leave of absence exceeds beyond 90 days, such participant shall be deemed to have terminated employment on the 91st day of such leave of absence. Payroll deductions for a participant who has been on a leave of absence will resume upon return to work at the same rate as in effect prior to such leave unless changed by such participant or unless the leave of absence begins in one Offering Period and ends in a subsequent Offering Period, in which case the participant shall not be permitted to re-enter the Plan until a new subscription agreement is filed with respect to an Offering Period which commences after such participant has returned to work from the leave of absence.

         (c) A participant's withdrawal from one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar Plan which may hereafter be adopted by the Company. Although a participant may withdraw from one Offering Period and join another Offering Period which commenced prior to the end of the Offering Period from which he or she withdrew, such a change shall not transfer payroll deductions from one Offering Period to another.

     11. Interest.  No interest shall accrue on the payroll deductions of a
         --------
participant in the Plan.

     12. Stock.
         -----

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice of such reduction of the number of shares which each Employee shall be allowed to purchase.

         (b) The participant will have no interest or voting right in or other privileges relating to shares covered by his or her option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the names of the participant and his or her spouse.

     13. Administration.  The Plan shall be administered by the Board or a
         --------------
committee appointed by the Board. If a committee is appointed by the Board, such committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in Section 19 hereof. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan; provided, however, that (i) members of the Board who are eligible Employees may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan, and (ii) if a committee is appointed by the Board to administer the Plan, no committee member will be eligible to participate in the Plan.

     14. Designation of Beneficiary.
         --------------------------

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which an option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the option.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability.  Neither payroll deductions credited to participant's
         ---------------
account nor any rights with regard to the exercise of an option to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

     16. Use of Funds.  All payroll deductions received or held by the Company
         ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports.  Individual accounts will be maintained for each participant
         -------
in the Plan. Statements of account will be given to participating Employees promptly following an Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization.  If an option under this
         ------------------------------------------
Plan is exercised subsequent to any stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into a different number of the same or another class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable, in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

     19. Amendment or Termination.  The Board may at any time and for any
         ------------------------
reason terminate or amend the Plan. Except as specifically provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interest of the Company and its stockholders. Except as specifically provided in the Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain a stockholder approval in such manner and to such a degree as required.

     20. Notices.  All notices or other communications by a participant to the
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Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Stockholder Approval.  Continuance of the Plan shall be subject to
         --------------------
approval by the stockholders of the Company in the manner required by the Code and Rule 16b-3 within twelve months before or after the date the Plan is adopted.

     Notwithstanding anything contained herein to the contrary, in the event the Plan has not been approved by the stockholders of the Company within the twelve month period immediately preceding or subsequent to the date the Plan is adopted by the Board of Directors, the Plan shall not become effective.

     22. Conditions upon Issuance of Shares.  Shares shall not be issued with
         ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board or its approval by the stockholders of the Company as described in paragraph 21. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

     24. Miscellaneous.
         -------------

         (a) Execution of Receipts and Releases.  Any payment or any issuance
         ----------------------------------
or transfer of shares to any Employee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan. The Board or the Committee may require such Employee, legal representative, heir, legatee or distributee, as a condition precedent to such payment of shares, to execute a receipt and release therefor in such form as it shall determine.

         (b) No Guarantee of Interests.  Neither the Board, the Committee nor
              -------------------------
the Company guarantee the shares issued under the Plan from loss or depreciation.

         (c) Payment of Expenses.  All expenses incident to the administration,
              -------------------
termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

         (d) Records.  Records of the Company as to an Employee's period of
              -------
employment, termination of employment and the reason therefor, leaves of absence, reemployment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

         (e) Interpretations and Adjustments.  To the extent permitted by law,
              -------------------------------
an interpretation of the Plan and a decision on any matter within the Committee's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

         (f) No Rights Implied.  Nothing contained in this Plan or any
              -----------------
modification or amendment to the Plan or in the creation of any account, or the execution of any subscription agreement, or the issuance of any shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any officer, director, or Employee of the Company, except as expressly provided by the Plan.

         (g) Information.  The Company shall, upon request or as may be
              -----------
specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan. The Company's records as to the current information the Company furnishes to the Committee shall be conclusive as to all persons.

         (h) No Liability of Employer.  The Company assumes no obligation or
              ------------------------
responsibility to any of the Employees or personal representatives, heirs, legatees or distributees for any act of, or failure to act, on the part of the Board or the Committee.

         (i) Severability.  In the event any provision of the Plan shall be
              ------------
held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

         (j) Headings.  The titles and headings are included for convenience of
              --------
reference only and are not to be considered in construction of the provisions hereof.

         (k) No Liability for Good Faith Determinations.  Neither the members
              ------------------------------------------
of the Board nor the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase shares granted under it, and members of the Board and the Committee (and their delegatees) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     IN WITNESS WHEREOF, the undersigned has executed the 7th Level, Inc. Amended and Restated Employee Stock Purchase Plan to be effective this 29th day of May, 1996, subject to Stockholder approval.

                                7TH LEVEL, INC.



                                By:
                                   ----------------------------------------
                                       David R. Henkel
                                       Chief Operating Officer